                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported)   April 16, 2001
                                                          --------------



                            SIERRA PACIFIC RESOURCES
                            ------------------------
             (Exact name of registrant as specified in its charter)



                NEVADA                  1-8788         88-0198358
------------------------------------  -----------   ------------------
   (State or other jurisdiction of    (Commission   (I.R.S. Employer
   incorporation or organization)     File Number)  Identification No.)


P.O. Box 30150 (6100 Neil Road), Reno, Nevada                       89511
---------------------------------------------               ------------------
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (775) 834-4011
                                                            ------------------

                                     None
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events
---------------------

     On April 13, 2001, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing it will not be paying the dividend historically paid on May 1st. The board will address the company's dividend and dividend policy at the board meeting scheduled for May 21, 2001, in conjunction with the annual shareholder's meeting.

     A copy of the press release, dated April 13, 2001, is attached as Exhibit
99.1 hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


(a)  Financial Statements of Businesses Acquired.
     -------------------------------------------

     Not required

(b)  Pro forma financial information.
     -------------------------------

     Not required

(c)  Exhibits.
     --------

       99.1 Sierra Pacific Resources-  Press Release issued April 13, 2001
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                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Sierra Pacific Resources

Date:  April 16, 2001                    By:     /s/   Mark A. Ruelle
       --------------                        -----------------------------
                                                       Mark A. Ruelle
                                                  Senior Vice President
                                         Chief Financial Officer and Treasurer
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                                 Exhibit Index
                                 -------------

Exhibit   99.1

     Sierra Pacific Resources- Press Release issued April 13, 2001.